UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2014

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)

90502
(Zip Code)

310-787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As noted in Item 5.07 below, at the 2014 Annual Meeting of Stockholders of Farmer Bros. Co. (the “Company”), a Delaware corporation, held on December 4, 2014 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Incentive Plan Amendment”) to the Farmer Bros. Co. 2005 Incentive Compensation Plan, previously filed with the Securities and Exchange Commission (“SEC”) on February 10, 2014 as Exhibit 10.10 to the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2013 and incorporated herein by reference, to set forth the performance-based requirements under Section 162(m) of the Internal Revenue Code and applicable Treasury Regulations. The Incentive Plan Amendment is effective as of July 1, 2014.
A brief description of the material terms of the Incentive Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the SEC on October 28, 2014 (the “Proxy Statement”), under the caption “Proposal No. 4 - Approval of Amendment to Farmer Bros. Co. 2005 Incentive Compensation Plan,” and is incorporated herein by reference. That summary and the foregoing description of the Incentive Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the Incentive Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on December 4, 2014, the stockholders of the Company: (i) elected Hamideh Assadi and Guenter W. Berger to serve as Class II directors of the Company for a three-year term of office expiring at the 2017 Annual Meeting of Stockholders; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015; (iii) approved, on an advisory basis, the Company’s executive compensation; and (iv) approved the Incentive Plan Amendment. There were 16,593,539 shares of Common Stock entitled to vote at the Annual Meeting and a total of 16,033,247 shares of Common Stock (97%) were represented at the Annual Meeting.

Set forth below, with respect to each such matter, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes.

1.	Election of Directors:

Director Nominee	For	Withhold	Broker Non-Votes
Hamideh Assadi	14,284,704	280,843	1,467,700
Guenter W. Berger	12,219,748	2,345,799	1,467,700

2.	Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
15,794,769	146,886	91,592	0

3.	Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
9,943,045	4,261,577	360,925	1,467,700

4.	Approval of Incentive Plan Amendment:

For	Against	Abstain	Broker Non-Votes
14,168,139	311,804	85,604	1,467,700

Item 7.01 Regulation FD Disclosure.

At the Annual Meeting, Michael H. Keown, President and Chief Executive Officer, and Mark J. Nelson, Treasurer and Chief Financial Officer, addressed the attendees. An edited transcript of their remarks is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The transcript attached hereto as Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

The Company cautions you that certain statements contained in the transcript attached hereto as Exhibit 99.1 are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s expectations, assumptions, estimates and observations of future events at the time of the presentation and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent Form 10-K and Form 10-Q filings. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of the presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, our ability to refinance or replace our existing credit facility upon its expiration, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other factors described from time to time in our filings with the SEC.

Item 8.01 Other Events.

Expansion of Nominating Committee and Adoption of Amended and Restated Committee Charter

On December 4, 2014, the Board of Directors expanded the scope of authority and responsibilities of the Nominating Committee to include corporate governance, renamed the committee the “Nominating and Corporate Governance Committee,” and adopted the Amended and Restated Nominating and Corporate Governance Committee Charter, a copy of which is filed herewith as Exhibit 99.2, and incorporated herein by reference. The

Amended and Restated Nominating and Corporate Governance Committee Charter will be posted on the Company’s website at www.farmerbros.com as soon as practicable.

Amendment to Director Compensation

In connection with the expansion of the scope of authority and responsibilities of the Nominating Committee, the Board amended the fiscal 2015 non-employee director compensation program to: (i) provide that the Chair of the Nominating and Corporate Governance Committee will receive an additional annual retainer of $7,500; and (ii) increase the fee for each meeting of the Nominating and Corporate Governance Committee from $2,000 to $2,500 per meeting, subject to the limitation on maximum meeting fees of $4,500 in the event more than one meeting (Board or committee) is held and attended on the same day.

Dividend Omission

On December 4, 2014, the Board voted to omit the payment of a quarterly dividend in the upcoming third quarter of fiscal 2015.

Executive Officers

On December 4, 2014, the Board appointed Guenter W. Berger as Chairman of the Board and appointed the following executive officers:

Name	Title
Michael H. Keown	President and Chief Executive Officer
Mark J. Nelson	Treasurer and Chief Financial Officer
Barry C. Fischetto	Senior Vice President of Operations
Thomas W. Mortensen	Senior Vice President of Route Sales
Thomas J. Mattei, Jr.	General Counsel
Teri L. Witteman	Secretary

Committee Appointments

On December 4, 2014, the Board appointed the following directors to its standing committees:

Committee	Members
Audit Committee	Hamideh Assadi, Randy E. Clark and Christopher P. Mottern (Chair)
Compensation Committee	Hamideh Assadi, Randy E. Clark, Jeanne Farmer Grossman (Chair) and Charles F. Marcy
Nominating and Corporate Governance Committee	Jeanne Farmer Grossman, Charles F. Marcy (Chair) and Christopher P. Mottern

All members of the Audit Committee meet the Nasdaq composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that each member is independent under the Nasdaq listing standards and the rules of the SEC regarding audit committee membership. The Board has determined that at least one member of the Audit Committee is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Exchange Act. That person is Christopher P. Mottern, the Audit Committee Chairman. All members of the Compensation Committee meet the Nasdaq composition requirements.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Amendment to Farmer Bros. Co. 2005 Incentive Compensation Plan

99.1
Transcript of Remarks by Michael H. Keown, President and Chief Executive Officer, and Mark J. Nelson, Treasurer and Chief Financial Officer, at the 2014 Annual Meeting of Stockholders on December 4, 2014

99.2	Farmer Bros. Co. Amended and Restated Nominating and Corporate Governance Committee Charter adopted on December 4, 2014

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2014

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Name: Mark J. Nelson
Title: Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Farmer Bros. Co. 2005 Incentive Compensation Plan

99.1
Transcript of Remarks by Michael H. Keown, President and Chief Executive Officer, and Mark J. Nelson, Treasurer and Chief Financial Officer, at the 2014 Annual Meeting of Stockholders on December 4, 2014

99.2	Farmer Bros. Co. Amended and Restated Nominating and Corporate Governance Committee Charter adopted on December 4, 2014